                                                                   Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                 NOVEMBER 1996

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    5.27747713             Class 2-A1 ....   $    1.30778838
                  ---------------                               ---------------
Class 1-A2 ....   $    4.59730905             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    6.46836274
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    0.32862009
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.73832349
                  ---------------                               ---------------
Class 1-A6 ....   $    0.75440985             Class 2-M .....   $    0.73832231
                  ---------------                               ---------------
Class 1-A7 ....   $    0.75441023             Class 2-B1 ....   $    0.73832072
                  ---------------                               ---------------
Class 1-PO ....   $    1.16489001             Class 2-B2 ....   $    0.73832259
                  ---------------                               ---------------
Class 1-M .....   $    0.75440984             Class 2-B3 ....   $    0.73832757
                  ---------------                               ---------------
Class 1-B1 ....   $    0.75441015             Class 2-B4 ....   $    0.73831587
                  ---------------                               ---------------
Class 1-B2 ....   $    0.75441116             Class 2-B5 ....   $    0.73835141
                  ---------------                               ---------------
Class 1-B3 ....   $    0.75440858             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.75441137             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.75440350
                  ---------------

     Principal Prepayments included in the above principal

     distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
     Date):

Class 1-A1 ....   $    3.97693166             Class 2-A1 ....   $    0.13444602
                  ---------------                               ---------------
Class 1-A2 ....   $    3.46437956             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    0.66497428
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    0.03378350
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.07590269
                  ---------------                               ---------------
Class 1-A6 ....   $    0.56849823             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------
Class 1-A7 ....   $    0.56849852             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-PO ....   $    0.87782246             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B3 ....   $    0.00000000             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.00000000             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.78881169           7.25000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    5.82140000           7.25000000%
                                         ---------------      ---------------
                    Class 1-A3 ....      $    6.04166696           7.25000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    6.04166676           7.25000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    6.04166663           7.25000000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.01954649           7.25000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.01954669           7.25000000%

                                         ---------------      ---------------
                    Class 1-S .....      $    0.31952337           0.47665206%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.01954573           7.25000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.01954676           7.25000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.01954630           7.25000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.01954672           7.25000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.01955088           7.25000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.01954503           7.25000000%
                                         ---------------      ---------------

                    Class 2-A1 ....      $    5.76025928           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.25000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    5.64815894           7.00000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    4.56480620           7.50000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.22756858           7.50000000%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.22756684           7.50000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.22756942           7.50000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.22756922           7.50000000%
                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.22756534           7.50000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.22757717           7.50000000%
                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.22757299           7.50000000%
                                         ---------------      ---------------
                    Class 2-R .....      $    0.00000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-RL ....      $    0.00000000           7.50000000%
                                         ---------------      ---------------

     iii) Accrual Amount Class 2-A4 ........................    $     85,058.97
                                                                ---------------

      iv) The amount of servicing compensation     Pool 1            Pool 2
          received by the Company during the       ------            ------
          month preceding the month of
          distribution: ......................      63,665.23         27,538.37
                                              ---------------   ---------------

(b) The amounts below are for the aggregate of all certificates.


     v) The Pool Scheduled Principal
        Balances: ..........................  $341,161,617.51   $127,209,277.06
                                              ---------------   ---------------
        Number of Mortgage Loans: ..........             1180               436
                                              ---------------   ---------------

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a
          Single Certificate of each Class after giving
          effect to all distributions allocable to principal
          made on such Distribution Date and the allocation
          of Realized Losses (separately identified), if
          any, as of such Distribution Date:
                                           Aggregate               Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 1-A1 ....      $ 36,356,780.39               952.87
                                         ---------------      ---------------
                    Class 1-A2 ....      $158,718,782.68               958.94
                                         ---------------      ---------------
                    Class 1-A3 ....      $  5,645,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 37,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 43,993,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 25,355,541.10               995.58
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 12,804,209.76               995.58
                                         ---------------      ---------------
                    Class 1-S .....      $281,582,810.27               971.50
                                         ---------------      ---------------
                    Class 1-PO ....      $  2,119,961.15               983.50
                                         ---------------      ---------------
                    Class 1-M .....      $  6,970,305.76               995.58
                                         ---------------      ---------------
                    Class 1-B1 ....      $  4,356,440.96               995.58
                                         ---------------      ---------------
                    Class 1-B2 ....      $  3,485,153.36               995.58
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,916,834.30               995.58
                                         ---------------      ---------------
                    Class 1-B4 ....      $  1,045,545.72               995.58
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,394,062.33               995.58
                                         ---------------      ---------------

                    Class 2-A1 ....      $ 57,653,384.95               952.11
                                         ---------------      ---------------
                    Class 2-A2 ....      $  4,759,000.00             1,000.00

                                         ---------------      ---------------
                    Class 2-A3 ....      $ 12,647,505.60               961.79
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 31,679,621.10             1,005.42
                                         ---------------      ---------------
                    Class 2-A5 ....      $ 13,321,103.70               995.67
                                         ---------------      ---------------
                    Class 2-M .....      $  2,599,512.97               995.67
                                         ---------------      ---------------
                    Class 2-B1 ....      $  1,624,695.73               995.67
                                         ---------------      ---------------
                    Class 2-B2 ....      $  1,299,755.99               995.67
                                         ---------------      ---------------
                    Class 2-B3 ....      $    714,867.03               995.67
                                         ---------------      ---------------
                    Class 2-B4 ....      $    389,926.31               995.67
                                         ---------------      ---------------
                    Class 2-B5 ....      $    519,903.68               995.67
                                         ---------------      ---------------
                    Class 2-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-RL ....      $          0.00                 0.00
                                         ---------------      ---------------

    vii)  The following pertains to any real
          estate acquired on behalf of
          Certificateholders:                      Pool 1           Pool 2
                                                   ------           ------

          Book Value ....................     $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ......     $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of Mortgage
          Loans included in the Principal
          Balance set forth above ........                  0                 0
                                              ---------------   ---------------

    viii) Aggregate number and
          aggregate Principal Balances
          of delinquent Mortgage Loans,
          as of the opening of business
          on the related Determination
          Date,

                                                  Loans       Principal Balance
                                              --------------- -----------------
          Pool 1...................
          (1) *30-59 days                                   9   $  2,356,923.38
                                              ---------------   ---------------
          (2)  60-89 days                                   0   $          0.00

                                              ---------------   ---------------
          (3)  90 days or more                              2   $    495,299.92
                                              ---------------   ---------------
          (4)  in foreclosure                               1   $    333,000.00
                                              ---------------   ---------------

          Pool 2...................
          (1)  30-59 days                                   4   $  1,187,277.36
                                              ---------------   ---------------
          (2)  60-89 days                                   3   $    881,600.19
                                              ---------------   ---------------
          (3)  90 days or more                              0   $          0.00
                                              ---------------   ---------------
          (4)  in foreclosure                               1   $    597,722.96
                                              ---------------   ---------------

     ix)  The aggregate number of
          replaced Mortgage loans and
          Scheduled Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   The aggregate number of
          modified Mortgage loans and
          Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

      xi)  Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.476652%
                                            ---------------
              Class 2-A4 Certificates: ..          0.242200%
                                            ---------------

                                                     Pool 1            Pool 2
                                                     ------            ------
     xii) Senior Percentage ...................   94.35876600%      94.30521500%
                                              ---------------   ---------------
    xiii) Group I Senior Percentage ...........   83.12837000%      83.69332400%
                                              ---------------   ---------------
     xiv) Group II Senior Percentage ..........   11.23039600%      10.61189100%
                                              ---------------   ---------------
      xv)  Senior Prepayment Percentage .......  100.00000000%     100.00000000%
                                              ---------------   ---------------
     xvi)  Group I Senior Prepayment
           Percentage .........................  100.00000000%     100.00000000%
                                              ---------------   ---------------

    xvii)  Group II Senior Prepayment
           Percentage .........................    0.00000000%       0.00000000%
                                              ---------------   ---------------
   xviii) Junior Percentage ...................    5.64123400%       5.69478500%
                                              ---------------   ---------------
     xix) Junior Prepayment Percentage ........    0.00000000%       0.00000000%
                                              ---------------   ---------------